UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

August 27, 2008
Date of Report (date of earliest event reported)

TAILWIND FINANCIAL INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-135790 (Commission File Number)	13-4338095 (IRS Employer Identification Number)

BCE Place, 181 Bay Street, Suite 2040, Toronto, Ontario, Canada M5J 2T3
(Address of principal executive offices, including zip code)

(416) 601-2422
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 8.01.  Other Events.

On August 27, 2008, Tailwind Financial Inc. issued a press release announcing that it had signed a non-binding letter of intent setting forth the terms and conditions of its proposed acquisition of 20 dry bulk vessels, including nine new buildings, from GrandUnion Inc. The closing of the transaction is subject to certain conditions, including the execution of a definitive purchase and sale agreement. There can be no assurance that the acquisition will be consummated or, if consummated, that it will be consummated on the terms set forth in the non-binding letter of intent. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)
99.1 Press Release, dated August 27, 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAILWIND FINANCIAL INC.

Date: September 4, 2008	By:	/s/ Andrew A. McKay Name: Andrew A. McKay
Title: Chief Executive Officer

Exhibit Index

Exhibit No.	Exhibit

99.1	Press Release, dated August 27, 2008.